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# ZW Online

# ChinaNet-Online Holdings, Inc.

AMEX: CNET

## 2010 Corporate Presentation

# SAFE HARBOR STATEMENT

This information is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy any security or related financial instrument. This presentation may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934 and are intended to be covered by the safe harbor provisions for forward looking statements. This information is supplied from sources we believe to be reliable but we can not guarantee accuracy. This document and the information contained herein is confidential.

The agents and the agents' counsel assume no responsibility or liability of any nature whatsoever for the accuracy, adequacy or completeness of the publicly available information or as to whether all information concerning the Company required to be disclosed by the Company has been generally disclosed. The agents' counsel and the Company's counsel are acting as counsel to the agents and the Company, respectively, and not as legal counsel to the subscriber. The agents have not engaged in any independent investigation or verification with respect to any of the information concerning the Company. Prospective purchasers are responsible for their own due diligence investigation in respect of any investment in the Company.

# Agenda

# COMPANY OVERVIEW

# ChinaNet

An internet services and media technology company connecting entrepreneurs in China with global business opportunity;

- Focuses on small- and medium-sized enterprises (SMEs);
- Provides online advertising, content and brand management solutions;
- Offers online management tools while supporting multiple communication channel (multi-channel).

# Company Profile

- **Headquarters**: Zhongguancun, Beijing
- **Founded**: 2003
- **US Counsel**: Loeb & Loeb
- **PRC Counsel**: Han Kun Law
- **Auditor**: Bernstein & Pinchuk
- **Advisor**: TriPoint Capital Advisors
- **Website:** www.chinanet-online.com


中网传媒

# Company Overview

## Key Summaries

- #1 B2B website for business opportunities, connecting local business seekers and SMEs in China;
- A leading market consolidator with first mover advantage & top-tier household brand;
- Fully integrated multichannel service provider;
- Recurring &High margin revenue;
- Comprehensive sales networks and a scalable call centre;
- Launch the mobile platform in 2010.

## Strong Growth



USD ('000)
CAGR: 1300.0%
CAGR: 89.6%
CAGR: 65.5%
200
2900
7600
2800
7722
21506
8400
16491
37724
Net Income ('000)
Gross Profit ('000)
Revenue ('000)
2007
2008
2009

# Financial Highlights

| | |
|---|---|
| **Ticker Symbol** | **AMEX: CNET** |
| Fiscal Year | December 31 |
| Stock Price (7/8/10) | $3.55 |
| Shares Outstanding (7/8/10) | 16.89 M |
| Market Capitalization | $59.97 M |
| Management Ownership | 44.0% |
| Revenue 2009 (audited) | $37.7 M ▲75.3 % |
| Adjusted Net Income 2009** (audited) | $8.4M ▲200% |
| 1Q 2010 – REVENUE (unaudited) | $10.2 M ▲4.1% |
| 1Q 2010 – Adjusted NET INCOME***(unaudited) | $1.9 M ▲46.2% |
| 1Q 2010 – Adjusted EPS | $0.09 |
| 2010 Net Income Guidance | $14.1M ▲67.9% |

*Weighted average share count will differ due to conversion of equity issued for $9.5M raise completed August 2009

**Adjusted net income 2009 excludes $4.4M non cash charge associated with changes in fair value of warrants in accordance US GAAP

*** Q1 2010 adjusted net income excludes $1.9M non cash gains associated with fair value of warrants

# BUSINESS PORTFOLIO

# Business Portfolio



28.com
USD ('000)
CAGR: 35.8%
7,570
14,373
18,972
2007
2008
2009
376,744
2009
Total Revenue
USD 37.8 million
50%
1%
49%
Bank Kiosk
USD ('000)
AGR: 8.97%
128
152
2008
2009
ChinaNet TV
USD ('000)
AGR: 62.93%
7,007
18,600
2008
2009

# 28.Com (B2B Internet)

- No.1 market leader for entrepreneur business;
- Double the visiting page views of the closest competitor:
  - Daily page view of 5M;
  - Annual registration of 7.2M;
- Diversified and most comprehensive business categories:
  - 30+ major business categories;
- The most complete multichannel service;
- A resourceful franchise website with the largest client base.

# 28.Com: Product & Service


Business Exhibition& Advertisement（ tj.28.com )
Entrepreneurship Information ( news.28.com )
News & Marketing （ FT28.com ）
28商机网
SEM & SEO (Baidu, Google, Soso)
SME Centre （ yp.28.com ）
Membership Centre （ my.28.com ）
Brand Management ( cy.28.com ）

# 28.com: Revenue Model


Advertisement
Brands
Management
Internet
Nanny
SEM
&
SEO

# ChinaNet TV

- A leading producer of TV content in China:
  - 100,000 minutes;
- Partnered with CCTV and other 12 major provincial TV broadcasting stations throughout China;
- 10-year experienced TV production team.



# ChinaNet TV

Program produced by China Net TV

Start



Online Business Opportunities



Venture Express



Gold List



National satellite TV stations where China Net reaches 610 MM populations

浙江卫视
广西卫视
安徽卫视
CCTV.com 中央电视台
江西卫视
内蒙古电视台
天津电视台
河北卫视
河南卫视
东南卫视
四川
CCTV2
CCTV7

# BankKiosks

- Exclusive partnerships with major banks;
- Interactive and real-time advertising;
- Select-focusing technology;
- Price advantage;
- First mover advantage.






LCD

# BankKiosks: Products& Service


IP2
Ad Screen
IP1
Self service system

**AD Applicable Technology**

- Self-invented internet broadcast technology for banks
- Double IP technology with high –definition resolution;
- Supports CDMA1X、WLAN and other systems;;
- Select focusing system.


国建设银行 建设现代生活
LIVE
Exhibit.

# FINANCIAL OVERVIEW

# Summary Financials

| In Millions ($USD) | Historical | | | Guidance |
|---|---|---|---|---|
| | 2007A | 2008A | 2009A | 2010E |
| **Revenue** | **$7.6** | **$21.5** | **$37.7** | **$45.0** |
| Gross Profit | 2.9 | 7.7 | 16.5 | |
| SG&A | 2.6 | 3.9 | 7.1 | |
| PubCo OpEx | - | - | - | |
| Net Operating Income | 0.2 | 3.7 | 4.9 | |
| Income Tax | 0.4 | 1.0 | 0.9 | |
| **GAAP Net Income** | **($0.2)** | **$2.8** | **$4.0** [(1)] | **$14.1** |
| **Adjusted Net Income** | **($0.2)** | **$2.8** | **$8.4** | **$14.1** |
| **EPS** (Basic) | | **$0.20** | **($0.18)** [(2)] | **$0.71** |
| **Adjusted EPS** (Basic) | | **$0.20** | **$0.50** | **$0.71** |
| **EPS** (Fully Diluted) | | **$0.20** | **($0.18)** [(2)] | **$0.59** |
| Basic Shares Outstanding | | | 19.9 | 19.9 |
| Fully Diluted Shares Outstanding | | | 24.0 | 24.0 |

(1) GAAP Net Income includes a $4.4 million non-cash charge related to the changes in the value of warrants
(2) GAAP EPS (Diluted) per share for 2009 includes the $4.4 million non-cash charge and a $5.9 million non-cash charge related to the beneficial conversion feature of Series A preferred stock

# Growth and Profitability

| Income Statement ($ in thousands) | Q1 2010 | Q1 2009 | +/- | 2009 | 2008 | +/- |
|---|---|---|---|---|---|---|
| Revenues | 10.2 | 9.8 | 4.4% | 37.7 | 21.5 | 75.4% |
| Cost of revenues | 6.7 | 6.3 | 6.3% | 21.2 | 13.8 | 53.6% |
| Gross profit | 3.5 | 3.5 | - | 16.5 | 7.7 | 113.6% |
| *Gross profit margin* | *34.3%* | *35.7%* | - | *43.8%* | *35.8%* | - |
| SG&A | 1.2 | 1.8 | (33.3%) | 9.4 | 3.8 | 149.3% |
| Profit before income tax expense | 4.0 | 1.7 | 135.3% | 4.9 | 3.8 | 30.2% |
| Income tax expense | 0.2 | 0.4 | (50.0%) | 0.9 | 1.0 | (8.2%) |
| Net income | 3.8[(1)] | 1.3 | 196.7% | 4.0[(2)] | 2.8 | 43.5% |
| Adjusted Net income | 1.9 | 1.3 | 51.2% | 8.4 | 2.8 | 201.6% |
| *Adjusted Net profit margin* | *18.6%* | *13.3%* | - | *16.6%* | *15.4%* | - |

(1) Net income of Q1 2010 included a $1.9 million non-cash gain related to the changes in the value of warrants
(2) GAAP net income includes a $4.4 million non-cash charge related to changes in fair value of warrants

# Summary Balance Sheet

| Balance Sheet ($ in thousands) | 3/31/10 | 12/31/09 |
| --- | --- | --- |
| **Assets** | | |
| Cash and cash equivalents | 12,395 | 13,917 |
| Accounts receivable | 4,235 | 3,173 |
| Inventory | 2 | 2 |
| Prepayment and deposit to suppliers | 5,882 | 4,111 |
| **Total current assets** | **25,474** | **24,361** |
| Property and equipment, net | 1,307 | 1,355 |
| **Total assets** | **26,816** | **25,764** |
| | | |
| **Liabilities & Shareholders' Equity** | | |
| Total Current Liabilities | 4,220 | 4,939 |
| Long-term liabilities | 128 | 128 |
| Warrant liabilities | --- | 9,564 |
| **Total Liabilities** | **4,348** | **14,631** |
| **Total Stockholders' Equity** | **22,468** | **11,133** |
| **Total Liabilities & Equity** | **26,816** | **25,764** |

# Quick Financial Overview

| | |
|---|---|
| Ticker Symbol | (AMEX: CNET) |
| Fiscal Year | December 31 |
| Last Traded Price (6/026/10) | $3.64 |
| Shares Outstanding (6/26/10) | 19.9 M [(1)] |
| Market Capitalization | $61.5 M |
| Management Ownership | 44% |
| Revenue 2009 (audited) | $37.7 M ▲75.4% |
| Net Income 2009 (audited) | $4.0M* ▲40.5% |
| 1Q 2010 – REVENUES (unaudited) | $9.8 M ▲4.5% |
| 1Q 2010 – NET INCOME (unaudited) | $1.3 M ▲197% |
| 1Q 2010 – EPS | $0.22 ▲144% |

* Included with "Changes in fair value of warrants in accordance US GAAP;

# COMPETITIVE STRENGTH

# Quick Strength Summary


Strong Brands
Multichannel Service Platform
Proprietary Technology
First-mover Advantage
Comprehensive Sales networks
Experienced Management

# Multichannel Service Platform


*Available at 2010
Internet
Mobile*
ZWOnline
Service Content Technology
TV
Kiosk
Magazine
&
Newspaper

# Proprietary Technology

- Real-time and Interactive SEO and SEM Tools;
  - Information & Content Management Tools;
  - Internet Usage Monitoring&Analysis Platform;
  - Advanced Campaign Tracking & Monitoring Platform;
  - PFP Monitoring Engine Platform v1.0;
- Management Tools (OA, Inventory Management, etc) based on cloud computing framework;
  - AD effectiveness Monitoring & Analysis Platform v1.0;
  - Message for Business Monitoring & Analysis Platform v1.0;
- Real-time AD kiosk content management system with one-to-many focused content delivery function;

# Experienced & Innovative Management

**Handong Cheng, Chairman & CEO**

Mr. Cheng is Co-founder of ChinaNet and oversees daily operations. A pioneer in online media and marketing services, Mr. Cheng was awarded “Network Creative person of China” in 2006. BA of Law from Wuhan University. Executive MBA, Peking University.

**Zhige Zhang, CFO**

Mr. Zhang is Co-founder of ChinaNet. He previously served as the Secretary of the President of KONKA Group Worldwide as well as the General Manager and Director of KONKA Group Beijing. Prior to KONKA he served as manager of PRECOM and has experience in software development and internet ad technology. BA from Guilin University of Electronic Technology in 1997.

**George K. Chu, COO**

Mr. George Chu is new to ChinaNet and is responsible for the overall operations of 28.com. He is experienced in management and operational excellence. BBA of Accounting & MIS from Simon Fraser University BC, Canada, DLP&Executive Education from Harvard Business School and Executive MBA, Peking University.

# INDUSTRY OVERVIEW

# Past 30 years…

Resources are re-allocated and new business created to satisfy Chinese people:

- SINA-
  - satisfy the news need;
- Tencent (QQ)-
  - satisfy the IM need;
- BAIDU-
  - satisfy the search engine need;
- ALIBABA-
  - satisfy the information need for SME and personal start-up;
- **ChinaNet**-
  - satisfy the business opportunity need for both SMEs and individuals;

# Chinese SME Market

***There were approximately 3,000 franchise enterprises and 260,000 chain stores in China by the end of 2007, with the number increasing to 4,800 and 450,000, respectively by 2012.***

- **SMEs in China are responsible for:**
  - approximately 60% of industrial output
  - approximately 75% of urban employment
- **SMEs are popular destinations for:**
  - workers laid-off from state-owned enterprises
  - recent college graduates
- **Series of laws and regulations in China to protect and promote SMEs**
  - SMEs benefit from the central government's desire to increase consumer demand
- **The Chinese SME market is in its early stages of growth**
  - A large portion of SMEs are small, less-developed brands
    - low start-up costs (typically between $1,000 and $15,000)
    - sales and distribution networks are underdeveloped and open to new participants

# FUTURE GROWTH STRATEGY

# 28.Com (B2B Internet)


28.Com
B (Business Opportunity):
Enterprise Membership Service
B (Business Owner/Investor/Entrepreneurs):
Individual Membership Service
Business Model
Products
Real-time Information Database
Sales& Marketing Planning
Management Tools
After-sale Services
Franchisee
Retailer
Dealer
Distributor
Information & News Platform
Promotion & Marketing Platform
Managing Tools Platform
Brand Management & Supervision Platform

# Vertically Integrated Multichannel Platform


ZWOnline
Internet
Mobile
Service Content Technology
TV
Kiosk
Newspaper/
Magzine
IPTV

# Bank Kiosk Expansion Plan

**2009年**"Bank Kiosk"Start to enter Construction Bank in Henan Province

**2011年:** Extend additional **5000** branches in Long River Triangle Zone

2009 | 2010 | 2011 | 2012

**2010年:** To complete **1200 branches** in Henan Province and **900 branches** in Shanghai and Pearl River Triangle Zone

**2012年:** To complete additional **10,000 branches** 个across China in the province of Guangdong, Shenzhen, Wuhan, Beijing & Shanghai

- Starting from Henan, expanding gradually across the whole nation;
- Focusing on Beijing, Shanghai, Guangzhou & Shenzhen;
- Setting up maintenance teams in 9 cities in China;

# Key Investment Highlights

- The first and only internet company in China to provide a B2B mutichannel platform to SME;
- The largest franchise gateway for business opportunity seekers in China;
- A unique integrated internet business service model provides a high-margin & continuous income;
- Top-tier household brand in China SME community;
- A leading market consolidator with first mover advantage & innovative technology;
- Experienced management with strong industry backgrounds;

# OPEN QUESTION

# APPENDIX

# Company Milestones

| | |
|---|---|
| 2010.03 | Listed in NYSE AMEX with ticker: CNET |
| 2009.06 | Merged & listed in OTCBB |
| 2008.09 | Positioned 28.com as the marketing & service platform for enterprises; |
| 2008.06 | Cooperated with CCTV-2 on the most popular business show "Win in China" ; |
| 2008.04 | Cooperated with Ku6.com as the first merchant promoter with streaming video presentation; |
| 2007.05 | Partnered with Tencent as the national service provider of QQ advertising channel; |
| 2006.12 | Awarded "Top 100 Commercial Website in China" by China Internet Association; |
| 2005.12 | Started to use the domain name -www.28.com, with innovative internet monitoring systems; |
| 2005.10 | Authorized by SINA as the national distributor for the yellow page service in China; |
| 2004.05 | Started merchant website-28.com was started with more customer demanded and expand of company; |
| 2003.01 | Provided project planning service, design service, website building service, internet promotion service in China. Started as an agent for the main gate website in china(Sina , Sohu , Netease, Baidu and Google; |

# Company Profile- People


15%
20%
25%
40%
Marketing Department
Technology and R&D Department
Management
Operation and Supporting

- Total Employees: ~ 350;
- 95% with a Bachelor's degree or above;
- Over 20% with a Master's degree or above.

# 28.com: Example of SEM

| SE | Website | Key words/phrases |
| --- | --- | --- |
| Baidu 百度 | www.baidu.com | 28商机网 ；28.com ；28商机网等等 |

Results：


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百科词条：加盟项目 大学生创业
http://tj.28.com
28商机网_百度百科
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10000个百万富翁的摇篮
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www.28.com
虎年赚钱 加盟最好的选择
加盟赚钱好项目,尽在富丽88加盟网2010年找最赚钱的好项目,带你..

**Search Engine Marketing**

# 28.com: Partnerships with Local Medias

| Media | Province | Daily Issuing Volume |
| --- | --- | --- |
| Yanzhao Metropolis Daily | Hebe | 1M Copies |
| Qilu Evening News | Shandon | 1.35M Copies |
| Dahe Daily | Henan | 1M Copies |

**28.com's exposure to local coverage**

# BankKiosks : Potential Clients


Bank
Entertainment
Restaurants/Bars
Shopping Mall
Business People
Airport
Living Community
Beauty SPA
Gym
Public Transportation
Auto Malls
Business Building
Hotels

# BankKiosks Partnership

# Strong Brands

ZW Online

28商机网

tj.28.com 淘金榜

28 商机网 创业管家 cy.28.com

会员中心



# Key Financial Ratios

| | As of December 31st | | |
|---|---|---|---|
| | 2007 | 2008 | 2009 |
| Total Assets (USD in MM) | 2,242 | 8,813 | 25,764 |
| Net Assets (USD in MM) | 421 | 3,390 | 11,133 |
| A/C Receivable turnover (days) | 10 | 10 | 20 |
| A/C Payable turnover (days) | 24 | 4 | 3 |
| Current Ratio | 1.1 | 1.5 | 4.9 |
| ROE | - | 82.5% | 36.0% |
| ROA | - | 31.8% | 15.5% |